Schedule 14A.
                     Information Required in Proxy Statement
--------------------------------------------------------------------------------
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X].
Filed by a Party other than the Registrant [ ].

Check the appropriate box:
[X]  Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material under ss. 240.14a-12.

                           OneDentist Resources, Inc.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11:

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

--------------------------------------------------------------------------------

                                  Schedule 14A

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON November 18, 2002
                          AT 10:00 A.M., MOUNTAIN TIME

                                NOVEMBER 4, 2002

To our Stockholders:

     On behalf of OneDentist's Board of Directors, I am pleased to invite you to attend a special meeting of stockholders. The Special Meeting will be held on November 18, 2002 at 10:00 a.m. at the law offices of Michael J. Tauger, located at 5445 DTC Parkway, Suite 520, Greenwood Village, Colorado 80111.

     Details regarding admission to the Special Meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

     The purpose of the Special Meeting is to consider and act upon the proposal to (i) amend OneDentist's Amended Articles of Incorporation to increase its authorized shares of no par value common stock to 100,000,000 shares of common stock, (ii) to approve a reverse stock split of our Series A (as hereinafter defined) common stock, and (iii) any other matters that properly come before the Special Meeting. The attached Proxy Statement, with formal notice of the Special Meeting on the first page, describes these matters in detail. We urge you to review these materials carefully and to use this opportunity to take part in the Company's affairs by voting on the matters described in this Proxy Statement. We hope that you will be able to attend the Special Meeting.

     Your vote is important. Whether or not you plan to attend the Special Meeting, I hope you will vote as soon as possible. You may vote in person or by mailing a proxy card. Voting by written proxy will ensure your representation at the Special Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Thank you for your ongoing support of and continued interest in OneDentist Resources, Inc.

                                         Sincerely,

                                         /s/ Philip J. Davis
                                         ---------------------------------------
                                         Philip J. Davis
                                         Chief Executive Officer

                                TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS......................................1

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION...........................2
   GENERAL INFORMATION.........................................................2
   WHAT IS THE PURPOSE OF THE SPECIAL MEETING?.................................2
   ARE THERE OTHER MATTERS TO BE VOTED ON AT THE SPECIAL MEETING?..............2
   WHO CAN VOTE AT THE SPECIAL MEETING?........................................2
   HOW DO I VOTE?..............................................................3
   VOTING IN PERSON............................................................3
   WHAT CONSTITUTES A QUORUM?..................................................3
   WHAT VOTE IS REQUIRED TO APPROVE THE REVERSE STOCK SPLIT?...................3
   HOW WILL VOTES BE COUNTED?..................................................3

PROPOSAL 1.....................................................................4
   GENERAL INFORMATION.........................................................4
   REASONS FOR THE PROPOSED AMENDMENT..........................................4
   POTENTIAL ANTI-TAKEOVER EFFECT..............................................5
   VOTE REQUIRED...............................................................5

PROPOSAL 2.....................................................................5
   GENERAL INFORMATION.........................................................5
   REASONS FOR THE REVERSE STOCK SPLIT.........................................5
   POTENTIAL RISKS OF THE REVERSE STOCK SPLIT..................................6
   POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT................................6
   ACCOUNTING MATTERS..........................................................6
   EFFECT ON AUTHORIZED AND OUTSTANDING SHARES.................................6
   INCREASE OF SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE............7
   POTENTIAL ANTI-TAKEOVER EFFECT..............................................7
   EFFECTIVENESS OF THE REVERSE STOCK SPLIT....................................8
   FRACTIONAL SHARES...........................................................8
   CERTAIN FEDERAL INCOME TAX CONSEQUENCES.....................................8
   APPRAISAL RIGHTS............................................................9
   RECOMMENDATION..............................................................9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.................9

OTHER MATTERS.................................................................10
   INSPECTOR OF ELECTION......................................................10
   STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS.............................10
   COSTS OF SOLICITATION......................................................10

PROXY.........................................................................11

                           OneDentist Resources, Inc.

                             5459 South Iris Street
                            Littleton, Colorado 80123
                                  303 932-9998

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. on November 18, 2002

PLACE: Law offices of Michael J. Tauger, 5445 DTC Parkway, Suite 520, Greenwood Village, Colorado 80111

ITEMS OF BUSINESS: (1) Approval of an amendment to OneDentist's Amended Articles of Incorporation to increase its authorized shares of no par value common stock from 25,000,000 shares to 100,000,000 shares of common stock, (2) Approval of a one share for ten shares reverse split of OneDentist's Series A common stock; and (3) Any other business that may properly come before the Special Meeting or any adjournment of the Special Meeting.

RECORD DATE: You are entitled to vote if you were a stockholder at the close of business on November 1, 2002.

MEETING ADMISSION: The Special Meeting will begin promptly at 10:00 a.m.

VOTING BY PROXY: Please submit a proxy as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, refer to the information beginning on page 2 of this Proxy Statement and the instructions on the proxy card.


                                        By Order of the Board of Directors,

                                        /s/ Philip J. Davis
                                        ----------------------------------------
                                        Philip J. Davis
                                        Chief Executive Officer




                     THIS NOTICE OF MEETING, PROXY STATEMENT
                           AND ACCOMPANYING PROXY CARD
               ARE BEING DISTRIBUTED ON OR ABOUT NOVEMBER 4, 2002.

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

GENERAL INFORMATION

     The Board of Directors (the "Board") of OneDentist Resources, Inc., a Colorado corporation (sometimes referred to as the "Company" or "OneDentist"), is providing this Proxy Statement in connection with a Special Meeting of Stockholders, which will take place on November 18, 2002 and at any postponement or adjournment thereof (the "Special Meeting"). Whether or not you plan to attend the Special Meeting in person, please return your executed proxy card in the enclosed postage prepaid and addressed envelope, and your shares will be voted in accordance with your wishes.

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

     At the Special Meeting, you will be asked to consider and vote on the matters described in the accompanying Notice of Special Meeting, including considering and acting upon a proposal to amend OneDentist's Amended Articles of Incorporation to increase the authorized shares of no par value common stock from 25,000,000 shares to 100,000,000 of common stock and to approve a reverse stock split of all of the Series A issued and outstanding shares of OneDentist's common stock at a ratio of one-for-ten. For purposes of this Proxy Statement, Series A common stock consists of all of OneDentist's common stock except for 200,000 shares issued by us in a private placement of our securities in March 1997.

ARE THERE OTHER MATTERS TO BE VOTED ON AT THE SPECIAL MEETING?

     The Board of Directors does not know of any other matters that may come before the Special Meeting. Colorado law and OneDentist's Bylaws impose limitations on the ability to present business items at a special meeting if those items were not included in the notice of special meeting. Accordingly, except for procedural matters incidental to the conduct of the meeting, it is not expected that any other matters will come before the Special Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment.

WHO CAN VOTE AT THE SPECIAL MEETING?

     In order to vote, you must have been a stockholder of record at the close of business on November 1, 2002 (which is referred to as the "record date"). If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

     On the record date, there were 11,626,453 shares of OneDentist's common stock issued, outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon.

HOW DO I VOTE?

     You may vote by signing your proxy card, or if your shares are held in street name, the voting instruction card included by your broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope.

     Any stockholder who has executed and returned a proxy and who for any reason desires to revoke such proxy may do so at any time before the proxy is exercised: (1) by delivering written notice prior to the Special Meeting to the Secretary of the Company at the above address; (2) by voting the shares represented by such proxy in person at the Special Meeting; or (3) by giving a later dated proxy at any time before the voting at the Special Meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.

VOTING IN PERSON

     Even if you currently plan to attend the Special Meeting, we recommend that you also submit your proxy so that your vote will be counted if you later decide not to attend the Special Meeting. Shares held in street name may be voted in person by you at the Special Meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

WHAT CONSTITUTES A QUORUM?

     In order for business to be conducted at the Special Meeting, a quorum must be present. A quorum consists of the holders of one-third of the shares of common stock issued and outstanding on the record date and entitled to vote. Shares of common stock represented in person or by proxy (including shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for purposes of determining whether a quorum exists. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

WHAT VOTE IS REQUIRED TO APPROVE THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK AND THE REVERSE STOCK SPLIT?

     If a quorum exists, the affirmative vote of the holders of shares of common stock must exceed the negative votes cast by such holders to approve the amendment of the Amended Articles of Incorporation to increase the authorized shares of common stock and to effect the reverse stock split.

HOW WILL VOTES BE COUNTED?

     You may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has no effect on the vote and does not count as a "FOR" or an "AGAINST" vote. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" the amendment of the Amended Articles of Incorporation to increase the authorized shares of common stock and the reverse stock split and in the discretion of the proxy holders on any other matters that properly come before the Special Meeting).

     In accordance with Colorado law, if a stockholder abstains from voting on an action, that stockholder's shares will still be counted for determining whether the requisite number of stockholders attended the Special Meeting. If a broker does not vote on any particular action because it does not have the authority to do so (a "broker non-vote"), but does vote on other actions, the shares will still be counted for determining whether the requisite number of stockholders attended the meeting. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any matters being voted on at the Special Meeting.

                PROPOSAL 1: AMENDMENT TO THE AMENDED ARTICLES OF
               INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED
            SHARES TO 100,000,000 SHARES OF NO PAR VALUE COMMON STOCK

GENERAL INFORMATION

     Our Board of Directors has unanimously adopted a resolution approving and recommending to our stockholders, for their approval, a proposal to amend Article Third (a) of OneDentist's Amended Articles of Incorporation to increase the number of authorized shares of OneDentist's no par value common stock to 100,000,000 shares. The form of the proposed amendment to the Amended Articles of Incorporation is as follows:

     "THIRD: (a) The aggregate number of common shares which the corporation shall have authority to issue is 100,000,000 shares of common stock. The shares of this class of common stock shall have unlimited voting rights and shall constitute the sole voting group of the corporation, except in accordance with the Colorado Business Corporation Act. The shares of this class shall also be entitled to receive the net assets of the corporation upon dissolution."

REASONS FOR THE PROPOSED AMENDMENT

     The authorization of a total of 100,000,000 shares of common stock would give the Board of Directors the express authority, without further action of OneDentist's stockholders, to issue such shares from time to time as the Board deems necessary or advisable.

     The proposed amendment to OneDentist's Amended Articles of Incorporation to increase the authorized shares of no par value common stock to 100,000,000 shares may assist OneDentist in future financing although there can be no assurance that future financing will occur. Our Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financing, for possible acquisition transactions and other general corporate purposes. We have no current plans to use the additional authorized shares for a merger or a business combination, but having such additional authorized shares of common stock available for issuance in the future would give OneDentist greater flexibility and may allow such shares to be issued without the expense and delay of a special stockholders' meeting. Although such issuance of additional shares with respect to future financing and acquisitions would dilute existing stockholders, we believe such transactions would increase the value of OneDentist to its stockholders. The additional shares of stock would be available for issuance by our Board of Directors without future action by the stockholders, unless such action were specifically required by applicable law or rules of any securities market on which the Company's securities may be traded.

POTENTIAL ANTI-TAKEOVER EFFECT

     Although the proposed increase in the authorized capital stock of the Company could be construed as having potential anti-takeover effects, neither the Board of Directors nor our management views this proposal in that perspective. Nevertheless, we could use the additional shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company by, for example, privately placing shares to purchasers who might side with the Board of Directors in opposing a hostile takeover bid. We are not aware of any such hostile takeover bid at this time. Shares of stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of the Articles of Incorporation would not receive the requisite vote required. Such uses of the stock could render more difficult or discourage an attempt to acquire control of the Company, if such transactions were opposed by our Board of Directors.

VOTE REQUIRED

     If a quorum is present, the affirmative vote of a majority of the Votes Cast will be required for approval of the Amendment.

     THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE AMENDMENT TO ONEDENTIST'S AMENDED ARTICLES OF INCORPORATION TO AUTHORIZE SHARES OF NO PAR VALUE COMMON STOCK.

         PROPOSAL 2: AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION
          TO EFFECT A REVERSE STOCK SPLIT OF ONEDENTIST'S COMMON STOCK

GENERAL INFORMATION

     Our Board of Directors has unanimously adopted a resolution approving, and recommending to our stockholders for their approval, a proposal to authorize a reverse split of the shares of our common stock at a ratio of one share for each ten shares currently outstanding. The reverse stock split will reduce the number of shares of our common stock issued and outstanding, but will not increase the par value of our common stock, and will not change the number of authorized shares of our common stock.

REASONS FOR THE REVERSE STOCK SPLIT

     The purpose of the reverse stock split is to increase the market price per share of our common stock and facilitate the Company locating and acquiring a business opportunity. The Board believes that by giving effect to a reverse split, the resulting decrease in the number of shares outstanding is likely to improve the trading price of our common stock and will facilitate the Company locating and acquiring a business opportunity by increasing the number of shares available to effect an acquisition.

POTENTIAL RISKS OF THE REVERSE STOCK SPLIT

     If the Board does effect a reverse stock split there can be no assurance that the bid price of our common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. The market price of our common stock will also be based on our financial performance, market condition and the market perception of our future prospects, as well as other factors, many of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

     Pursuant to the reverse stock split, each holder of 10 shares of our common stock, no par value per share, immediately prior to the effectiveness of the reverse stock split will become a holder of 1 share of our common stock, no par value per share, after consummation of the reverse stock split.

ACCOUNTING MATTERS

     The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated par value capital on our balance sheet attributable to our Series A common stock will be reduced to one-tenth (1/10) of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share of our common stock will be increased because there will be fewer shares of our common stock outstanding.

EFFECT ON AUTHORIZED AND OUTSTANDING SHARES

     We are currently authorized to issue a maximum of 25,000,000 shares of common stock. As of October 31, 2002, there were 11,626,453 shares of our common stock issued and outstanding. Although the number of authorized shares of common stock will not change as a result of the reverse stock split, the number of shares of Series A common stock issued and outstanding will be reduced to a number that will be approximately equal to (i) the number of shares of our common stock issued and outstanding immediately prior to the effectiveness of the reverse stock split, divided by (ii) ten. The reverse stock split will dilute the existing Series A common stock stockholders and likewise increase the valuation of the common stock held by all other stockholders, and the issuance for any reason of additional shares available as a result of the reverse stock split would dilute all existing stockholders.

     With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our common stock prior and subsequent to the reverse stock split will remain the same. Following the effective date of the reverse stock split, it is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders, or any aspect of our business would materially change as a result of the reverse stock split.

     The reverse stock split will be effected simultaneously for all of our Series A common stock and the exchange ratio will be the same for all of our Series A common stock. The reverse stock split will affect all of our Series A stockholders uniformly and will reduce the Series A stockholder's percentage ownership interests in OneDentist, and will reduce all stockholders to the extent that the reverse stock split results in any of our Series A stockholders owning a fractional share. See "Fractional Shares" below. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.

     Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, we are subject to periodic reporting and other requirements. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act.

INCREASE OF SHARES OF COMMON STOCK AVAILABLE FOR FUTURE ISSUANCE

     As a result of the reverse stock split, there will be a reduction in the number of shares of our common stock issued and outstanding, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the reverse stock split. The increase in available shares could be used for any proper corporate purpose approved by the Board including, among other purposes, future business opportunity acquisitions or financing transactions. We have no current plans to issue any of the additional authorized but unissued shares of our common stock that will become available as a result of the reverse stock split and the amendment to our Amended Articles of Incorporation to increase the number of authorized shares of our common stock from 25,000,000 to 100,000,000 shares. It should also be noted that our Board of Directors may possibly issue additional shares of our common stock that will be available for issuance after the reverse stock split without the need for further stockholder approval, unless such approval is specifically required by applicable law or rules of any securities market in which our securities may be traded.

POTENTIAL ANTI-TAKEOVER EFFECT

     Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in composition of our Board or contemplating a tender offer or other transaction for the combination of OneDentist with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us. Other than the reverse stock split proposal and the amendment to our Amended Articles of Incorporation to increase the number of authorized shares of our common stock, our Board does not currently contemplate recommending the adoption of any other proposals or amendments to our Amended Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of OneDentist.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT

     The reverse stock split, if approved by our stockholders, will become effective upon the approval of our stockholders of the reverse stock split.

     Commencing upon the date of the stockholders' vote to approve effecting the reverse stock split, each certificate of our common stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split. As soon as practicable after the effective date, stockholders will be notified as to the effectiveness of the reverse stock split and instructed as to how and when to surrender their certificates representing shares of common stock prior to the reverse stock split in exchange for certificates representing shares of common stock after the reverse stock split. We intend to use Corporate Stock Transfer, Inc. as our exchange agent in effecting the exchange of the certificates following the effectiveness of the reverse stock split.

FRACTIONAL SHARES

     We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share. We are doing this so that we may avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the stock split. The shares do not represent separately bargained for consideration.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizing certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

     The receipt of the common stock following the effective date of the reverse stock split, including whole shares issued in lieu of fractional shares, solely in exchange for the common stock held prior to the reverse stock split will not generally result in a recognition of gain or loss to the stockholders. The adjusted tax basis of a stockholder in the common stock received after the reverse stock split will be the same as the adjusted tax basis of the common stock held prior to the reverse stock split exchanged therefor, and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. No gain or loss will be recognized by OneDentist as a result of the reverse stock split.

APPRAISAL RIGHTS

     No appraisal rights are available under the Colorado Business Corporation Act or under our Amended Articles of Incorporation or Bylaws to any stockholder who dissents from the proposal to approve the reverse stock split.

RECOMMENDATION

     The Board of Directors unanimously recommends a vote "FOR" the reverse stock split.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding beneficial ownership, as of October 15, 2002, concerning:

     o    each beneficial owner of more than 5% of OneDentist's common stock;

     o beneficial ownership by all current OneDentist directors, director nominees and our chief executive officer. There have been no paid officers as of the year ending December 31, 2001 and the period from December 31, 2001 to the date of this Proxy Statement; and

     o beneficial ownership by all current OneDentist's directors and OneDentist's executive officers as a group.

     Unless otherwise indicated, the address of each beneficial owner listed below is c/o OneDentist Resources, Inc., 5459 South Iris Street, Littleton, Colorado 80123.

Name and Address                   Number of Shares of     Percentage of Class
of  Beneficial Owner               Common Stock Owned        of Common Stock
--------------------               ------------------        ---------------
Philip J. Davis
5459 South Iris Street
Littleton, Colorado 80123               3,313,227                 28.5%

Gary A. Agron
5445 DTC Parkway, Suite 520
Greenwood Village, Colorado 80111       3,425,539                 29.5%

All Officers and Directors
  as a Group (1 person)                 3,313,227                 28.5%

                                  OTHER MATTERS

INSPECTOR OF ELECTION

     A representative of Corporate Stock Transfer, Inc., OneDentist's transfer agent, will tabulate the votes and act as the inspector of election.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     If you would like to make a proposal at OneDentist's 2003 annual stockholder meeting or any special meeting held in lieu of the 2003 annual stockholder meeting, you must comply with the notice provisions in Article II,
Section 2 of OneDentist's Bylaws. To make such a proposal, you must give OneDentist written notice describing the proposal not less than ninety days nor more than one hundred twenty days before the scheduled date of the annual stockholder meeting and you must be a record or beneficial stockholder at the time of the notice and entitled to vote at such meeting. Such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

COSTS OF SOLICITATION

     OneDentist will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for these solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

     November 4, 2002                         Philip J. Davis
                                              Chief Executive Officer






     Please complete, date and sign the accompanying proxy card by mail in the postage-paid envelope provided. The signing of the Proxy card will not prevent your attending the Special Meeting and voting in person.

                                   DETACH HERE


                                      PROXY

                           ONEDENTIST RESOURCES, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON November 18, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of OneDentist Resources, Inc. ("OneDentist"), revoking all prior proxies, hereby appoints Philip J. Davis proxy, with full power of substitution, to vote all shares of capital stock of OneDentist which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the law offices of Michael J. Tauger, 5445 DTC Parkway, Suite 520, Greenwood Village, Colorado 80111, on Monday, November 18, 2002, beginning at 10:00 a.m., local time, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders dated November 4, 2002 and the related proxy statement, copies of which have been received by the undersigned, and in their discretion upon any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Attendance of the undersigned at the Special Meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.


     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SET FORTH ON THE REVERSE SIDE, WILL BE VOTED FOR SUCH PROPOSAL OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

SEE                                                                          SEE
REVERSE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE            REVERSE
SIDE                                                                        SIDE



ONEDENTIST RESOURCES, INC.
C/O CORPORATE STOCK TRANSFER, INC.
3200 CHERRY CREEK DRIVE SOUTH
DENVER, COLORADO 80209

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                                   DETACH HERE


|X|  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

                                                         FOR   AGAINST   ABSTAIN
1.   Approval of an amendment to OneDentist's Amended    |_|     |_|       |_|
     Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares;

2.   Approval of a one-for-ten reverse split of the      |_|     |_|       |_|
     Series A issued and outstanding common stock of OneDentist; and

3.   Any other business that may properly come before    |_|     |_|       |_|
     the Special Meeting or any adjournment of the Special Meeting.


                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|


     Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need to be affixed if mailed in the United States. Please sign exactly as your name or names appear(s) on your stock certificate. If you hold shares as joint tenants, both should sign. If the stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other authorized person. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature:                                        Date:
---------------------------------                 ------------------------------


Signature:                                        Date:
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